SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Company)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive, Suite 600

Fort Lauderdale, FL 33334

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On July 31, 2009 eDiets Europe Limited and eDiets.com, Inc. (the “Company”) terminated the 15-year exclusive licensing agreement with Tesco Ireland Limited (“Tesco”) which provided Tesco with exclusive rights to use the Company’s personalized diet technology in the United Kingdom and Ireland, with an effective termination date of July 1, 2009.

The termination agreement provides Tesco with certain continuing rights in Company technology used by or incorporated into Tesco’s diet website prior to termination, including a three-year non-exclusive right to use such technology and, thereafter, an assignment of certain intellectual property rights relating to such technology.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Kevin McGrath
Kevin McGrath
President

Date: August 3, 2009